UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting of Shareholders held on June 8, 2023 (the “Annual Meeting”), the shareholders of Granite Construction Incorporated (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer (the “Exculpation Amendment”).

On June 8, 2023, the Company filed the Exculpation Amendment with the Delaware Secretary of State, which became effective on filing. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Exculpation Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 8, 2023. A total of 40,216,356 shares of the Company’s common stock were present or represented by proxy at the meeting, representing 91.65% of the Company’s shares outstanding as of the April 12, 2023 record date. The final results of voting on each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.	The election of three director nominees for a term set to expire at the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
David C. Darnell	32,422,086	3,796,057	23,427	3,974,786
Kyle T. Larkin	35,925,155	287,574	28,841	3,974,786
Celeste B. Mastin	31,387,538	4,728,466	125,566	3,974,786

2.	Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
35,767,661	413,975	59,934	3,974,786

3.	Advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
34,253,454	181,674	1,669,945	136,497	3,974,786

4.	Proposal to approve the Exculpation Amendment to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer:

For	Against	Abstain	Broker Non-Votes
31,957,311	4,217,493	66,766	3,974,786

5.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain
38,638,958	1,531,859	45,539

Pursuant to the foregoing votes, Mr. Darnell, Mr. Larkin and Ms. Mastin were elected to serve on the Company’s Board for a term set to expire at the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified, the compensation of the Company’s named executive officers was approved on an advisory basis, the Exculpation Amendment was approved and the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was ratified. A majority of the shares that voted on the proposal regarding the frequency of holding an advisory vote on the compensation of the Company’s named executive officers voted for a frequency of every year. Based on the results of this advisory vote, the Company will hold an advisory shareholder vote on the compensation of the Company’s named executive officers each year until the next vote on the frequency of such votes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1              Certificate of Amendment to the Certificate of Incorporation
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: June 9, 2023